CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2012, as supplemented

The date of this Supplement is November 8, 2012.

Important Notice Regarding Change in Disclosure for the Clearwater Tax-Exempt Bond Fund

Additional risk disclosure has been added with respect to the Clearwater Tax-Exempt Bond Fund.

Important Notice Regarding Change in Subadvisers and Investment Strategy
for Clearwater International Fund

Effective October 16, 2012, the Board of Trustees has approved the termination of the investment advisory agreements with two of the subadvisers to the Clearwater International Fund (the “International Fund”): AXA Rosenberg Investment Management LLC and Eagle Global Advisors, LLC. The Board of Trustees has also approved investment advisory agreements with three new subadvisers to the International Fund: Denver Investments, WCM Investment Management and Templeton Investment Counsel, LLC. Additionally, the International Fund’s investment strategy will be revised such that, under normal market conditions, the allocations among the subadvisers will change such that approximately 50% of the International Fund’s net assets will be allocated to Parametric Portfolio Associates and the remaining assets will be allocated to one or more of the four other subadvisers that provide day-to-day management to the Fund.

Accordingly, the Prospectus is amended as follows.

1.	The following will be added at the end of the section titled “SUMMARY SECTION – Clearwater Tax-Exempt Bond Fund – Principal Risks of Investing in the Fund” in the Prospectus:

Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. The Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the quality, maturity liquidity and other features of securities in that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

2.

The third and fourth paragraphs of the section titled “SUMMARY SECTION – Clearwater International Fund – Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates (“Parametric”), Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”). Fiduciary Counselling, Inc. (“FCI”) acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.

The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s four other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets in a passive management strategy so that to the extent feasible its portion of the Fund’s holdings matches the holdings of the MSCI World Ex USA Index (net) as closely as possible. Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time. The MSCI World Ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex USA Index (net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Artisan Partners seeks to build a diversified portfolio of non-U.S. stocks of all sizes that it believes to be undervalued. The portion of the Fund’s portfolio allocated to Denver is invested in approximately 35-60 international small capitalization companies included in or similar in size to companies within the MSCI EAFE Small-Cap Index (companies with capitalizations between $26 million and $4.8 billion, as of September 30, 2012). The portion of the Fund’s portfolio allocated to WCM is invested in approximately 30 large capitalization non-U.S. companies. Templeton invests in a portfolio of approximately 100 international small capitalization stocks (companies with capitalizations under $4 billion). Overall, the Fund may be invested across all capitalization levels.

3.	The section titled “SUMMARY SECTION – Clearwater International Fund – Fund Adviser and Portfolio Managers” in the Prospectus will be deleted and replaced with the following:

Fund Adviser and Portfolio Managers: The Fund’s adviser is CMC. The Fund’s subadvisers are Parametric, Artisan Partners, Eagle, Denver, WCM and Templeton. Jim Reber, Director of PCD Portfolio Management, and Tom Seto, Managing Director, Portfolio Management, at Parametric, have been portfolio managers of the Fund since 2010. N. David Samra, Managing Director, and Daniel J. O’Keefe, Portfolio Manager, at Artisan Partners have all been portfolio managers of the Fund since 2009. John Fenley, Portfolio Manager, and Jeremy Duhon, Portfolio Manager, at Denver, Kurt Winrich, Chairman and Portfolio Manager, Paul Black, President and Portfolio Manager, Peter Hunkel, Portfolio Manager and Business Analyst, and Mike Trigg, Portfolio Manager and Business Analyst, at WCM, and Harlan Hodes, Executive Vice President/Portfolio Manager – Research Analyst, at Templeton have all been portfolio managers of the Fund since 2012. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

4.	The following will be added at the end of the section titled “Clearwater Tax-Exempt Bond Fund – Principal Risks of Investing in the Fund” in the Prospectus:

Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. The Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the quality, maturity liquidity and other features of securities in that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

5.	The section titled “Clearwater International Fund – Principal Investment Strategies” in the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not currently intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates (“Parametric”), Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”). FCI acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric; the remaining assets will be allocated to one or more of Artisan Partners, Denver, WCM and Templeton. Parametric manages its portion of the Fund’s net assets in a passive management strategy so that to the extent feasible its portion of the Fund’s holdings generally matches the holdings of the MSCI World Ex USA Index (net) as closely as possible. Parametric does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not currently intend to invest in options, futures contracts, or options on futures contracts for speculative purposes.

Parametric

Parametric manages its portion of the Fund’s assets to track but not replicate the MSCI World Ex USA Index (net), an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Even though the passively managed portion of the Fund invests substantially all of its assets in the common stocks of companies represented in the MSCI World Ex USA Index, that portion of the Fund does not mirror the MSCI World Ex USA Index (net) perfectly because: the Fund must have an amount of cash or other liquid securities available to meet redemption requests; Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and the Fund bears certain expenses the MSCI World Ex USA Index (net) does not bear.

Artisan Partners

The portion of the Fund’s portfolio allocated to Artisan Partners is invested primarily in stocks of non-U.S. companies of all sizes. Artisan Partners employs a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan Partners typically invests its portion of the Fund’s assets in securities representing at least 18 countries.

Denver

The portion of the Fund’s portfolio allocated to Denver is invested in approximately 35-60 international small capitalization companies included in or similar in size to companies within the MSCI EAFE Small-Cap Index (companies with capitalizations between $26 million and $4.8 billion, as of September 30, 2012). Denver selects the companies based on its belief that businesses trading at a significant discount to their intrinsic value leads to consistently strong performance over time.

WCM

The portion of the Fund’s portfolio allocated to WCM is invested in approximately 30 large capitalization non-U.S. companies. WCM seeks to invest in companies that have demonstrated consistent growth, compelling corporate cultures and strong competitive advantages.

Templeton

Templeton invests in a portfolio of approximately 100 international small capitalization stocks (companies with capitalizations under $4 billion). Templeton selects stocks using an investment process that is driven by analysis of individual companies to determine their economic value.

6.	The section titled “Clearwater International Fund – Additional Information as to How Subadvisers Select the Fund’s Investments” in the Prospectus will be deleted and replaced with the following:

The Fund’s subadvisers select securities that they believe will help the Fund to reach its objective.

Parametric

Parametric manages the portion of the Fund’s assets allocated to it so that the Fund’s holdings match the holdings of the MSCI World Ex USA Index (net) as closely as possible without requiring the Fund to realize taxable gains. This means that the Fund is not required to buy and sell securities to match changes in the composition of securities in the MSCI World Ex USA Index (net). Instead, the subadviser adjusts the Fund’s portfolio periodically to reflect the holdings and weightings of the MSCI World Ex USA Index (net) but only after consideration of the Fund’s policy to minimize realization of taxable gains.

With respect to the Fund’s assets allocated to Parametric, Parametric will seek capital growth while considering tax consequences arising from the Fund’s portfolio management activities. Parametric’s allocation will attempt to reduce the amount of capital gains the Fund realizes under U.S. tax laws in three primary ways: replicate the performance of the MSCI World Ex USA Index (net) while minimizing the realization of capital gains; realize capital losses in the Parametric portfolio to offset capital gains arising in other subadviser portfolios; and minimize wash sale issues between the Parametric portfolio and other subadviser portfolios by limiting transactions in the Parametric portfolio that would be deemed constructive sales based on recent activity of other subadvisers.

Artisan Partners

Artisan Partners uses a bottom-up investment process, seeking to build a diversified portfolio of non-U.S. stocks that it believes to be undervalued. Artisan Partners’ strategy is to identify stocks of all market capitalizations that it considers both high quality and undervalued and that it believes have the potential for superior risk/reward outcomes. Artisan Partners looks for four key investment characteristics: undervaluation, business quality, financial strength, and shareholder-oriented management. At the time the position is initiated, Artisan Partners considers the companies that have survived the first step of its analytical process and ranks them according to the degree of the discount of the current market price of the company’s stock to Artisan Partners’ estimate of the company’s intrinsic value. Artisan Partners assembles the portfolios by taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for appropriate diversification and risk management). Artisan Partners adjusts the weightings of securities periodically and also takes into account investment-related considerations, including diversification and liquidity.

Denver

Denver’s strategy utilizes a bottom-up approach grounded in independent fundamental research in order to construct a concentrated portfolio designed to generate risk-adjusted returns primarily through stock selection. The investment team uses a bottom-up stock selection process, that seeks to identify companies that are supported by strong secular growth trends; have exhibited robust, consistent growth; have honest and transparent management teams focused on maximizing shareholder value; possess strong competitive advantages; have easy-to-understand business models; and have a stock price that is trading at a significant discount to the team’s estimate of intrinsic value.

WCM

WCM’s investment strategy is driven by three principles: (i) corporate culture is a determinant of business success; (ii) improving competitive advantage is the driver of outsized long-term growth; and (iii) thematic tailwinds are the source of sustainable long-term growth. WCM employs a bottom-up stock selection process that seeks to distill and understand a company’s competitive advantage. Companies with expanding competitive advantages are potential candidates for the Fund’s portfolio.

Templeton

When choosing equity investments for the Fund, Templeton applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to Templeton’s evaluation of the company’s long-term earnings, asset value and cash flow potential. Templeton also considers a company’s price/earnings ratio, profit margins and liquidation value.

7.	The following sentence will be added to the end of the second paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

The basis for the Board of Trustees’ approval of the subadvisory contracts with Denver, Templeton and WCM will be included in the annual report of the Trust for the fiscal year ended December 31, 2012, when available.

8.

The eighth paragraph of the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus will be deleted. The thirteenth paragraph of the same section will be deleted and replaced with the following:

CMC has engaged Denver Investments (“Denver”) as a subadviser to select investments for a portion of the International Fund. Denver Investments, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, is a registered investment adviser under the Advisers Act. Denver was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of March 31, 2012, it had approximately $9.8 billion in assets under management, including approximately $3.8 billion for fifteen investment company portfolios.

CMC has engaged WCM Investment Management (“WCM”) as a subadviser to select investments for a portion of the International Fund. WCM is located at 281 Brooks Street, Laguna Beach, California 92651-2974. WCM is a California-based C-corporation founded in 1976 and is a registered investment adviser under the Advisers Act. WCM is 100% employee owned. Kurt Winrich, Chairman, and Paul Black, President, are deemed to be control persons of WCM by virtue of each holding greater than 25% of the aggregate ownership of WCM.

CMC has engaged Templeton Investment Counsel, LLC (“Templeton”) as a subadviser to select investments for a portion of the International Fund. Templeton is located at 300 Southeast 2nd Street, Fort Lauderdale, Florida 33301. The predecessor of Templeton, Templeton Investment Counsel, Inc., was founded in October 1979 and became Templeton by virtue of a merger effectuated on January 1, 2011. Templeton is a Delaware limited liability company and is a registered investment adviser under the Advisers Act. Templeton’s sole member is Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

9.	The rows corresponding to the International Fund in the section titled “MANAGEMENT – The Portfolio Managers” will be deleted and replaced with the following rows:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
International Fund	Parametric	Jim Reber	2010	Director of PCD Portfolio Management at Parametric. He joined Parametric in 2004.
International Fund	Parametric	Tom Seto	2010	Managing Director, Portfolio Management at Parametric. He joined Parametric in 1998.
International Fund	Artisan Partners	N. David Samra	2009	Portfolio Manager at Artisan Partners since 2002 and a Managing Director of Artisan Partners.
International Fund	Artisan Partners	Daniel J. O’Keefe	2009	Portfolio Manager at Artisan Partners since 2006 and Analyst for Artisan Partners’ international value strategy from 2002-2006.
International Fund	Denver	John Fenley	2012	Partner, Director of International Research, Portfolio Manager. He joined Denver in 2000.
International Fund	Denver	Jeremy Duhon	2012	Partner, Portfolio Manager, Analyst. He joined Denver in 2004.
International Fund	WCM	Kurt Winrich	2012	Chairman of WCM and Portfolio Manager. He joined WCM in 1984.
International Fund	WCM	Paul Black	2012	President of WCM and Portfolio Manager. He joined WCM in 1989.
International Fund	WCM	Peter Hunkel	2012	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2007.
International Fund	WCM	Mike Trigg	2012	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2006.
International Fund	Templeton	Harlan Hodes	2012	Executive Vice President/Portfolio Manager – Research Analyst at Templeton. He joined Templeton in 2001.

10.	On the last page of the Prospectus, the information under “CLEARWATER INTERNATIONAL FUND SUBADVISERS” will be deleted and replaced with the following:

Parametric Portfolio Associates
1918 Eighth Avenue, #3100
Seattle, WA 98101

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Denver Investments
1225 17th Street #2600
Denver, CO 80202

WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651-2974

Templeton Investment Counsel, LLC
300 Southeast 2nd Street
Fort Lauderdale, FL 33301

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2012, as supplemented

The date of this Supplement is November 8, 2012.

Important Notice Regarding Change in Subadvisers and Investment Strategy
for Clearwater International Fund

Effective October 16, 2012, the Board of Trustees has approved the termination of the investment advisory agreements with two of the subadvisers to the Clearwater International Fund (the “International Fund”): AXA Rosenberg Investment Management LLC and Eagle Global Advisors, LLC. The Board of Trustees has also approved investment advisory agreements with three new subadvisers to the International Fund: Denver Investments, WCM Investment Management and Templeton Investment Counsel, LLC. Additionally, the International Fund’s investment strategy will be revised such that, under normal market conditions, the allocations among the subadvisers will change such that approximately 50% of the International Fund’s net assets will be allocated to Parametric Portfolio Associates and the remaining assets will be allocated to one or more of the four other subadvisers that provide day-to-day management to the Fund.

The following changes are made to the Statement of Additional Information of the Clearwater Investment Trust:

1.	The second paragraph under the section titled “BROKERAGE” will be deleted and replaced with the following:

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients. Except for the following exceptions, the subadvisers of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. Each of Heartland (Core Equity Fund), Denver Investments (International Fund) and WCM Investment Management (International Fund) have advised the investment manager that their respective policies are to engage in only soft commission arrangements that are within the “safe harbor” provision of Section 28(e) of the Securities Exchange Act of 1934 and are consistent with applicable regulatory guidance.

2.

The 21st through 26th and 32nd through 36th paragraphs under the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers” will be deleted. Additionally, the following will be added to the end of the section:

Denver Investments Denver Investments (“Denver”) is a registered investment adviser under the Advisers Act. Denver Investments was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. Denver entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. Denver’s address is 1225 17th Street #2600, Denver, Colorado 80202.

Under the International Fund subadvisory contract, Denver develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. Denver is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, Denver receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to Denver are calculated and accrued daily upon the average daily net assets of the Fund under Denver’s management and are paid quarterly by the investment manager. The annual fee rates are listed below:

Percent	Net Assets
1.25%	Up to and including $10 million
0.85%	More than $10 million

Denver did not receive compensation with respect to the International Fund for the years ended December 31, 2010 or December 31, 2011. International Fund is not responsible for payment of the subadvisory fees to Denver.

WCM Investment Management. WCM Investment Management (“WCM”) is a registered investment adviser under the Advisers Act. WCM is a California corporation founded in 1976. WCM entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. WCM’s address is 281 Brooks Street, Laguna Beach, California 92651-2974.

Under the International Fund subadvisory contract, WCM develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. WCM is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, WCM receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to WCM are calculated and accrued daily upon the average daily net assets of the Fund under WCM’s management and are paid quarterly by the investment manager. CMC will pay the following fee based on the Fund’s net assets under WCM’s management: 0.80%.

WCM did not receive compensation with respect to the International Fund for the years ended December 31, 2010 or December 31, 2011. International Fund is not responsible for payment of the subadvisory fees to WCM.

Templeton Investment Counsel, LLC. Templeton Investment Counsel, LLC (“Templeton”) is a registered investment adviser under the Advisers Act. Templeton is a Delaware limited liability company, and its predecessor, Templeton Investment Counsel, Inc., was founded in 1979. Templeton entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. Templeton’s address is 300 Southeast 2nd Street, Fort Lauderdale, Florida 33301.

Under the International Fund subadvisory contract, Templeton develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. Templeton is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, Templeton receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to Templeton are calculated and accrued daily upon the average daily net assets of the Fund under Templeton’s management and are paid quarterly by the investment manager. The annual fee rates are listed below:

Percent	Net Assets
0.95%	Up to and including $25 million
0.85%	Over $25 million, up to $50 million
0.75%	Over $50 million, up to $100 million
0.65%	Over $100 million, up to $250 million
0.55%	Over $250 million, up to $500 million
0.50%	Over $500 million

Templeton did not receive compensation with respect to the International Fund for the years ended December 31, 2010 or December 31, 2011. International Fund is not responsible for payment of the subadvisory fees to Templeton.

3.

The rows corresponding to the International Fund’s portfolio managers in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager*
Jim Reber	Core Equity Fund, International Fund	Other Registered Investment Companies: 3 funds with approximately $150 million in assets.
Other Pooled Investment Vehicles: None Other Accounts: 410 accounts with approximately $4.5 billion in assets.
Tom Seto	Core Equity Fund, International Fund	Other Registered Investment Companies: 16 funds with approximately $11.5 billion in assets.
Other Pooled Investment Vehicles: 2 funds with approximately $930 million in assets. Other Accounts: 2,386 accounts with approximately $25 billion in assets.
N. David Samra	International Fund	Other Registered Investment Companies: 2 funds with approximately $4.7 billion in assets.

Other Pooled Investment Vehicles: 14 funds with approximately $4.6 billion in assets, including 1 fund with a performance based fee and assets of $197.3 million.
Other Accounts: 28 accounts with approximately $3.3 billion in assets.

Daniel J. O’Keefe	International Fund	Other Registered Investment Companies: 2 funds with approximately $4.7 billion in assets.
Other Pooled Investment Vehicles: None Other Accounts: 14 accounts with approximately $1.1 billion in assets.
John Fenley	International Fund	Other Registered Investment Companies: 1 fund with approximately $252.4 million in assets.

Other Pooled Investment Vehicles: 1 vehicle with approximately $38.9 million in assets.
Other Accounts: 11 accounts with approximately $767.5 million in assets, including 1 account with a performance based fee and assets of $109 million.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager*
Jeremy Duhon	International Fund	Other Registered Investment Companies: 1 fund with approximately $252.4 million in assets.

Other Pooled Investment Vehicles: 1 vehicle with approximately $38.9 million in assets.
Other Accounts: 11 accounts with approximately $767.5 million in assets, including 1 account with a performance based fee and assets of $109 million.

Kurt Winrich	International Fund	Other Registered Investment Companies: 2 funds with approximately $207 million in assets.
Other Pooled Investment Vehicles: 1 vehicle with approximately $7 million in assets. Other Accounts: 137 accounts with approximately $890 in assets.
Paul Black	International Fund	Other Registered Investment Companies: 2 funds with approximately $207 million in assets.
Other Pooled Investment Vehicles: 1 vehicle with approximately $7 million in assets. Other Accounts: 137 accounts with approximately $890 in assets.
Peter Hunkel	International Fund	Other Registered Investment Companies: 2 funds with approximately $207 million in assets.
Other Pooled Investment Vehicles: 1 vehicle with approximately $7 million in assets. Other Accounts: 137 accounts with approximately $890 in assets.
Mike Trigg	International Fund	Other Registered Investment Companies: 2 funds with approximately $207 million in assets.
Other Pooled Investment Vehicles: 1 vehicle with approximately $7 million in assets. Other Accounts: 137 accounts with approximately $890 in assets.
Harlan Hodes	International Fund	Other Registered Investment Companies: 3 funds with approximately $1,520.9 million in assets.
Other Pooled Investment Vehicles: 4 vehicles with approximately $1,710.6 million in assets. Other Accounts: 6 accounts with approximately $644.5 million in assets.

* Data for this portion of the table is as of September 30, 2012.

4.

The rows corresponding to the International Fund’s portfolio managers in the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Conflict of Interest
Jim Reber Tom Seto	Core Equity Fund, International Fund	None Noted
N. David Samra Daniel J. O’Keefe	International Fund

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of International Fund and its shareholders. Artisan Partners has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of conflicts of interest in the areas of sharing personnel services and advice among client accounts, allocating portfolio transactions among client accounts, short selling, soft dollars and commission recapture, proprietary and personal investments by employees, proxy voting and fees.

Because Artisan Partners generally does not tailor its investment management services to the individual needs of clients, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believe would cause it to deviate from its stated investment strategy or adversely affects its ability to manage client accounts.

From time to time, clients in a particular investment strategy may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners provides separate account management services to or have other business relationships with entities that are, or affiliates of which are service providers to International Fund. In every case, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Clearwater International Fund is consistent with the fees received by Artisan Partners from clients that have a relationship with Clearwater International Fund.

Portfolio Manager	Fund	Conflict of Interest

Like the fees Artisan Partners receives from Clearwater International Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of December 31, 2011, Artisan Partners had five separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts is in Artisan Partners’ international value or global value investment strategies. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

John Fenley Jeremy Duhon	International Fund

Denver has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Denver believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Kurt Winrich Paul Black Peter Hunkel Mike Trigg	International Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the WCM’s trade allocation policy.

Harlan Hodes	International Fund

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

5.

The rows corresponding to the International Fund’s portfolio managers in the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Compensation Structure
Jim Reber Tom Seto	Core Equity Fund, International Fund

Method to Determine Compensation: Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp., its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Parametric also offers opportunities to move within the organization, as well as promotions.

This policy has not changed during the last 5 years.

N. David Samra Daniel J. O’Keefe	International Fund

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the International Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have or are expected to have over a reasonable time limited partnership interests in the firm.

Portfolio Manager	Fund	Compensation Structure
John Fenley Jeremy Duhon	International Fund

Denver is a limited liability company with “members” or “partners” as the owners of the firm. As a portfolio manager and partner of Denver, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, include the following factors: investment performance, growth of assets, profitability, and intangibles. There is a composite of similarly managed accounts for each investment style at Denver, and each Fund is included in the appropriate composite. The investment performance criteria emphasizes pre-tax long term (3-5 years when available) results of the composites compared against the appropriate benchmark index. Denver may also consider other peer group data in the comparison, as considered appropriate. The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork. Portfolio managers can also participate in Denver’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Kurt Winrich Paul Black Peter Hunkel Mike Trigg	International Fund

Peter J. Hunkel and Michael B. Trigg receive a fixed base salary and a variable bonus that is based upon the value of the Fund’s assets. Paul R. Black and Kurt R. Winrich receive a fixed base salary and share in the profitability of WCM from their equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Portfolio Manager	Fund	Compensation Structure
Harlan Hodes	International Fund

Compensation.  Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. Templeton’s Chief Investment Officer and/or other officers have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

		•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

		•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Templeton’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

6.

The rows corresponding to the International Fund’s portfolio managers in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Manager” will be deleted and replaced with the following rows:

Portfolio Manager	Fund	Ownership
Jim Reber	Core Equity Fund, International Fund	A
Tom Seto	Core Equity Fund, International Fund	A
N. David Samra	International Fund	A
Daniel J. O’Keefe	International Fund	A
John Fenley	International Fund	A
Jeremy Duhon	International Fund	A
Kurt Winrich	International Fund	A
Paul Black	International Fund	A
Peter Hunkel	International Fund	A
Mike Trigg	International Fund	A
Harlan Hodes	International Fund	A

7.

The sections corresponding to AXA Rosenberg Group LLC and Eagle Global Advisors, LLC under the section titled “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES—CLEARWATER INTERNATIONAL FUND” will be deleted. Additionally, the following will be added to the end of the section:

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf. To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to Institutional Shareholder Services (“ISS”). ISS provides proxy research and recommendations, as well as automated voting and record keeping. Although ISS offers other consulting services to companies for which it also makes proxy vote recommendations, we review ISS’ policies and certain reports regarding its internal controls a minimum of once per year and will only use ISS as long as we deem it independent. Denver Investments follows ISS’ recommendations on most issues brought to a shareholder vote.

Subcategories within the guidelines include:
1) Operational Items
2) Board of Directors
3) Proxy Contests
4) Anti-takeover Defenses and Voting Related Issues
5) Mergers and Corporate Restructurings
6) State of Incorporation
7) Capital Structure
8) Executive and Director Compensation
9) Corporate and Social Responsibility (CRS) Issues
10) Mutual Fund Proxies
11) Global Proxy Voting Matters

In the rare instance where our portfolio research or security analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override ISS’ recommendation through a manual vote. The final authorization to override an ISS recommendation must be approved by a member of Denver Investments’ Management Committee other than the analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority. However, if we feel that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to a proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

WCM Investment Management
Proxy Voting Procedures

          WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

          In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

          WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis, each of which can be found at Attachment 4 U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

          The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

          Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

          Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

          Identifying and Dealing with Material Conflicts of Interest. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation. In the event that a conflict of interest arises between Glass Lewis and a client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

          Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;

ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

iii.	a record of each proxy vote cast on behalf of its Clients;

iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

          As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

          Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility, or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer;[3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

[1]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[2]

The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

[5]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.

In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.

The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.

The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative . While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N¬PX with the SEC.

13.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

15.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires.

16.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

17.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2012

8.	On the last page of the SAI, the information under “CLEARWATER INTERNATIONAL FUND SUBADVISERS” will be deleted and replaced with the following:

Parametric Portfolio Associates
1918 Eighth Avenue, #3100
Seattle, WA 98101

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, Minnesota 55101-4930

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Denver Investments
1225 17th Street #2600
Denver, CO 80202

WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651-2974

Templeton Investment Counsel, LLC
300 Southeast 2nd Street
Fort Lauderdale, FL 33301

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.